EXHIBIT 4.2

COMMON STOCK	COMMON STOCK

[LOGO]
WIRELESS RONIN
TECHNOLOGIES

NUMBER	SHARES
SEE REVERSE FOR
CERTAIN DEFINITIONS
CUSIP 97652A 20 3
INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

This Certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 PER SHARE OF THE COMMON STOCK OF,
WIRELESS RONIN TECHNOLOGIES, INC.
transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile signatures of its duly authorized officers.
Dated:

Executive Vice President and Secretary	President and Chief Executive Officer
COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
(CRANFORD, NJ)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHARE OWNER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, TERMS, RELATIVE RIGHTS, PRIVILEGES, LIMITATIONS, PREFERENCES AND VOTING POWERS AND THE PROHIBITIONS, RESTRICTIONS AND QUALIFICATIONS OF THE VOTING AND OTHER RIGHTS AND POWERS OF THE SHARES OF EACH CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF EACH CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IN SERIES INSOFAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common
TEN ENT	as tenants by the entireties	UNIF GIFT MIN ACT		Custodian
JT TEN	as joint tenants with right of		(Cust)		(Minor)
	survivorship and not as tenants		under Uniform Gifts to Minors
	in common		Act

(State)

		UNIF TRANS MIN ACT		Custodian
			(Cust)		(Minor)
under Uniform Transfers to Minors
Act

(State)
Additional abbreviations may also be used though not in the above list.
          For value received,                      hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                          Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                     Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.